First Quarter 2007

Financial and Operating Results

For the period ended March 31, 2007

Conseco, Inc.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,”
“may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-
looking statements include, among other things:  (i) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (ii) mortality, morbidity, usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iii) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (iv) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (v)
performance of our investments; (vi) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (vii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (viii) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (ix)
our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (x) our ability to achieve an upgrade of the financial strength ratings of our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xi) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xiii) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the returns on and the market value of our investments, and the lapse rate and profitability of policies; and (xiv) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):  operating earnings measures; book value excluding accumulated other comprehensive income (loss) per diluted share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Progress in executing plan

Strong sales growth at Bankers and Colonial Penn, better sales mix at CIG

On plan with Run-off LTC in improving claims management and in re-rates

Announcement of sale of $3 billion block of Fixed and EIA annuities

Board approval of increase in stock buyback program to $350 million

$30 million repurchased to date

Quarterly results

Earnings from Core Businesses down principally due to higher mortality costs in CIG and higher lapse rates of Med Supp at Bankers

Continued volatility in Run-off LTC earnings, with claims reserve strengthening of $22.0 million

Q1 2007 Summary

CNO

$24.2
$8.4
$89.7
$24.6
$9.1
$64.6
$26.3
$8.3
$58.0
$24.1
$7.5
$56.2
$21.0
$10.4
$102.8

New Business

Volumes (NAP)

CNO Consolidated

(in millions)

Record quarterly sales for
BLC

Strong growth in sales for
CP, stronger growth in leads

CIG sales mix improvement

New business volumes are measured by new annualized premium, which includes 6% of annuity premiums, 10%
of single-premium whole life deposits, and 100% of all other premiums.  Includes prescription drug sales (PDP)
and private-fee-for-service (PFFS) sales.

Q1 2006

$122.3

Q2 2006

$98.3

Q3 2006

$92.6

Q4 2006

$87.8

Q1 2007

$134.2

Col. Penn

Bankers

CIG

Trailing 4 Quarters NAP:                                                  $374.9                $390.4            $403.0             $401.0          $412.9

$88.4
$599.5
$279.9
$26.4
$81.2
$633.7
$351.5
$29.3
Q1 2006
Q1 2007

Collected

Premium Growth

CNO Consolidated

($ millions)

$994.2

CIG*

Bankers*

Run-Off

Collected premium on core
businesses increased 12%
from the same quarter in the
prior year

Collected premium is up 13%
from the four quarters ending
on March 31, 2007 versus the
comparable period in the prior
year

Colonial Penn*

$1,095.7

$4,067.4

$3,958.7

$3,897.8

$3,706.6

$3,606.3

Tr. 4 Qtrs. Col. Prem.-Core Businesses*:

Q1 2007

Q4 2006

Q3 2006

Q2 2006

Q1 2006

Q1 2006
9.6%
Q2 2006
6.2%
Q3 2006
5.5%
Q4 2006
3.5%
Q1 2007
2.3%

Q1 2006
9.6%
Q2 2006
9.3%
Q3 2006
8.6%
Q4 2006
6.5%
Q1 2007
5.3%

Operating ROE

CNO

Operating ROE*, Trailing 4 Quarters

Operating ROE (excl. Q2 2006 charge)**,
Trailing 4 Quarters

*Operating return excludes net realized
investment gains (losses).  Equity excludes
accumulated other comprehensive income
(loss) and the value of net operating loss
carryforwards, and assumes conversion of
preferred stock.  See Appendix for
corresponding GAAP measure.

**Operating return, as calculated and defined
on the left side of this page, but before Q2 2006
charge related to the tentative litigation
settlement.  See Appendix for corresponding
GAAP measure.

Conseco has set a long-term goal of improving its Operating ROE –
after-tax earnings divided by equity (excluding our NOL deferred tax asset from equity and other adjustments below) – to 11% in 2009

Q1 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and
(2) net realized gains (losses) that are unrelated to the company’s underlying fundamentals. The chart above provides a reconciliation of EBIT to net income applicable to common stock.

Q1 2006

Q1 2007

Bankers Life

$57.2

$42.8

Conseco Insurance Group

41.9

51.5

Colonial Penn

5.1

4.6

Other Business in Run-Off

24.0

(30.9)

Corporate operations, excluding interest expense

(13.6)

(14.7)

    Total EBIT*

114.6

53.3

Corporate interest expense

(12.4)

(16.1)

    Income before net realized investment losses and taxes

102.2

37.2

Tax expense

36.9

13.1

    Net income before net realized losses

65.3

24.1

Preferred stock dividends

9.5

9.5

    Net operating income

55.8

14.6

Net realized investment losses, net of related amortization and taxes

(0.7)

(13.7)

    Net income applicable to common stock

$55.1

$0.9

($ millions)

Q1 2006
$0.36
Q2 2006
($0.21)
Q3 2006
$0.35
Q4 2006
$0.04
Q1 2007
$0.10

Q1 2006
$0.36
Q2 2006
$0.46
Q3 2006
$0.35
Q4 2006
$0.04
Q1 2007
$0.10

Operating EPS (Diluted)

CNO

Operating EPS, Before Q2 2006 Charge**

**Operating earnings per share, before Q2 2006
charge related to the tentative litigation settlement.
See Appendix for corresponding GAAP measure.

Operating EPS*

*Operating earnings per share exclude net
realized investment gains (losses). See Appendix
for corresponding GAAP measure.

Q1 Earnings

LTC Closed Block

Q1 2006

Q1 2007

Insurance policy income

$88.9

$79.5

Net investment income

44.7

47.0

Fee revenue and other income

0.1

0.1

    Total revenues

133.7

126.6

Insurance policy benefits

84.3

130.0

Amortization related to operations

3.5

5.7

Other operating costs and expenses

21.9

21.8

    Total benefits and expenses

109.7

157.5

    Income (loss) before net realized investment gains (losses) and income taxes

$24.0

($30.9)

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

($ millions)

Q1 2006
$24.0
Q2 2006
$4.4
Q3 2006
-$13.0
Q4 2006
-$57.3
Q1 2007
-$30.9

Segment
Performance

LTC Closed Block

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Results adversely affected by:

$22.0 million claim reserve
strengthening in Transport block of
business

Claims on larger American Travellers
block developed as expected

Reduced volume of initial claims
contributed to improvement from Q4
2006

PTOI-Trailing 4 Quarters:                $79.7               $62.7                $33.3            ($41.9)         ($96.8)

Revenues-Quarterly:                         $133.7             $126.8            $128.1           $127.9          $126.6

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $536.1           $528.1           $519.6            $516.5          $509.4

($ millions)

Collected Premiums-Quarterly:    $88.4             $82.4              $80.4               $76.6               $81.2

Q1 2006
45.1%
Q2 2006
64.4%
Q3 2006
83.1%
Q4 2006
143.5%
Q1 2007
105.3%

Interest-Adjusted

Benefit Ratio*

Loss ratio improved vs. prior
quarter

Excluding $22 million of claim
reserve strengthening in
Transport block, Q1 2007
interest-adjusted benefit ratio
was 77.6%

Trailing 4 Quarter Avg.:      48.4%            52.1%          60.1%           83.2%           99.0%

Qtrly. non-int. adjusted:      94.8%           118.0%       136.0%       198.2%     163.5%

LTC Closed Block

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Program for improvement gaining traction

Premium re-rates

Claims management

Technology

Q1 2007 Summary

LTC Closed Block

Re-rates Submitted: 100% of Goal
$55.6
$ Millions
$0.0
$9.9
$26.3
$39.4
$55.6
8/31/06
10/31/06
3/1/07
5/1/07

Re-rates Approved: 62% of Goal
$41.7
$ Millions
$0.0
$0.0
$8.3
$19.2
$25.9
8/31/06
10/31/06
3/1/07
5/1/07

Re-rates Implemented: 59% of Goal
$35.0
$ Millions
$0.0
$0.0
$4.8
$13.1
$20.6
8/31/06
10/31/06
3/1/07
5/1/07

Premium Re-rates

LTC Closed Block

Claims management

Improved claim processes resulting in more accurate payments consistent with policy language, and better customer experience

Closing of Florida case management operation, effective by end of Q2 2007, to save $1.5 million in expenses per year

Claim appeal and claim review panels strengthening ongoing
compliance process

Continuing to retain industry-leading LTC experts to improve processes

Program for
Improvement

LTC Closed Block

Technology

Improved policy/benefit repository and accumulator tool on track for mid-2007 implementation

Implemented tool for streamlining manually-intensive policy
administration processes

Approaching completion of strategic LTC system selection
process

Program for
Improvement

LTC Closed Block

Financial results affected by experience and related claim
reserve strengthening on subset of block

However, progress on key initiatives:

Achieved re-rate filing goal in $35 million program

Improved claims management processes gaining traction

Progress on systems tools

Segment Summary

LTC Closed Block

Book value per diluted share

$25.24 at 3/31/07 vs $24.56 a year earlier and $25.64 at YE 2006

Debt to total capital ratio

17.3% at 3/31/07 vs 15.2% a year earlier and 17.3% at YE 2006

Consolidated RBC ratio

342% at 3/31/07 vs 348% a year earlier and 357% at YE 2006

Net investment income

$376.8 million in Q1 2007 vs $350.3 million in Q1 2006

Earned yield of 5.83% in Q1 2007 vs 5.64% a year earlier

Investment quality

93% of bonds investment grade at 3/31/07 vs 93% at 12/31/06 and 95% at
3/31/06

Essentially no exposure to subprime market

Financial Indicators*

CNO

*See appendix for detail on these indicators, including notes describing non-GAAP measures.

Q1 2006
64.2%
Q2 2006
62.5%
Q3 2006
63.3%
Q4 2006
65.8%
Q1 2007
62.2%

Q1 2006
45.1%
Q2 2006
64.4%
Q3 2006
83.1%
Q4 2006
143.5%
Q1 2007
105.3%

Aggregate Interest-Adjusted

Health Benefit Ratio*

CNO

Reduction in Benefit ratio due to
$19.3 million adjustment in
Specified Disease return of
premium reserves

Aggregate Health Benefit Ratio – By Quarter

Core (BLC, CIG & CP) Business

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Aggregate Health Benefit Ratio – By Quarter

Run-Off Business

Q1 2006
$577.9
Q2 2006
$573.2
Q3 2006
$578.3
Q4 2006
$575.4
Q1 2007
$583.7

Expenses

CNO

($ millions)

Gross Operating Expenses*, Trailing 4 Quarters

*Gross operating expenses before capitalization of cost of policies produced, capitalization of software development costs and other adjustments.  Costs related to the tentative litigation settlement are not included in our gross operating expenses.  This measure is used by the Company to evaluate its progress in reducing gross operating expenses.

Operating expenses remain
relatively flat despite increases
in collected premium

Back-office consolidation on
track to produce annual cost
savings of $25 million beginning
in 2008

Q1 2007 reflects litigation
settlement and higher marketing
and sales expenses

Record sales of $102.8 million

Sales driven by new sales of private-fee-for-service through our partnership with Coventry

Lower earnings driven by:

Higher amortization of Medicare Supplement insurance intangibles, partially offset by improvements in margin due to higher revenue and improved loss ratio

Reduction in long-term care margins due to higher amortization of insurance intangibles due to changes in assumptions for future rate increases

Q1 2007 Summary

Bankers

Q1 Earnings

Bankers

Q1 2006

Q1 2007

Insurance policy income

$383.0

$412.0

Net investment income

123.5

140.9

Fee revenue and other income

1.4

1.2

    Total revenues

507.9

554.1

Insurance policy benefits

312.7

345.9

Amounts added to policyholder account balances

44.3

47.1

Amortization related to operations

57.4

81.4

Other operating costs and expenses

36.3

36.9

    Total benefits and expenses

450.7

511.3

    Income before net realized investment losses, net of

      related amortization and income taxes

$57.2

$42.8

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q1 2007 Return on Equity (before realized investment gains/(losses): 5.9%

($ millions)

Q1 2006
$57.2
Q2 2006
$63.7
Q3 2006
$68.4
Q4 2006
$69.1
Q1 2007
$42.8

Segment Performance

Bankers

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

2007 decrease driven by:

Higher Med Supp amortization due to
higher lapses in Q1, partially offset by
improvements in margin due to higher
revenue and improved benefit ratios

Higher amortization of LTC intangibles
due to changes in assumptions for
future rate increases

PTOI-Trailing 4 Quarters:              $238.9            $239.4            $252.8          $258.4          $244.0

Revenues-Quarterly:                         $507.9             $509.0            $525.9           $534.3          $554.1

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:           $1,922.3      $1,970.3       $2,019.8       $2,077.1   $2,123.3

($ millions)

Q1 2006
68.1%
Q2 2006
67.9%
Q3 2006
65.7%
Q4 2006
65.4%
Q1 2007
66.6%

Benefit Ratio* –

Medicare Supplement

Bankers

Continued favorable claim
experience contributed to
improving benefit ratio

Trailing four quarter benefit
ratio has shown steady
improvement from Q1 2006

Trailing 4 Quarter Avg.:      70.7%            69.6%          68.1%             66.8%         66.4%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q1 2007 sales were $46.8 million

Most of sales were to enrollees who previously had no policy with Bankers

Has delivered a chance to cross-sell into new households

Has also helped agent recruiting

PFFS

Bankers

Q1 2006
66.9 %
Q2 2006
66.8 %
Q3 2006
68.8 %
Q4 2006
76.9 %
Q1 2007
73.8 %

Interest-Adjusted Benefit Ratio* –

Long Term Care

Bankers

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Q1 2007 benefit ratio improved
from prior quarter, but higher
than Q1 2006 due to:

Increased claim activity, higher
persistency and lower new
business volume

Trailing 4 Quarter Avg.:      65.8%            66.4%          67.4%           69.9%           71.6%

Qtrly. non-int. adjusted:      96.5%            96.2%          98.2%          106.7%      104.3%

Earnings up 23% vs Q1 2006

Primarily driven by release of return of premium reserves on certain specified disease policies, partially offset by decline in life insurance margin and increase in reserve for R-factor matter tentatively settled in 2006

Sales down 13% from Q1 2006 (up 2% excluding PDP)

Strong sales gains in annuities and specified disease partly offset decreases in Medicare Supplement and PDP

Recently signed agreement with largest distributor of Medicare Supplement

Increased resources in worksite sales to expand distribution of specified disease products

Q1 2007 Summary

CIG

Q1 Earnings

CIG

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q1 2006

Q1 2007

Insurance policy income

$256.4

$242.0

Net investment income

182.0

175.4

Fee revenue and other income

0.4

0.2

    Total revenues

438.8

417.6

Insurance policy benefits

195.9

185.4

Amounts added to policyholder account balances

66.5

67.0

Amortization related to operations

55.5

38.2

Other operating costs and expenses

79.0

75.5

    Total benefits and expenses

396.9

366.1

    Income before net realized investment gains (losses), net of related amortization and income taxes

$41.9

$51.5

Q1 2007 Return on Equity (before realized investment gains/(losses): 5.9%

($ millions)

Q1 2006
$41.9
Q2 2006
$64.7
Q3 2006
$58.5
Q4 2006
$23.9
Q1 2007
$51.5

Segment Performance

CIG

*Operating earnings exclude net realized gains (losses). Q2 2006 excludes tentative litigation settlement.
See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q1 2007 includes:

Adverse life claim experience

Specified disease margins (excluding the $19.3
million release of return of premium reserve)
continued to improve

Lower supplemental health amortization due to better
persistency

Expenses totaling $6.5 million related to certain
litigation reserves

Q1 2006 includes:

Expenses totaling $8.8 million related to certain
litigation reserves

PTOI-Trailing 4 Quarters:                    $234.2             $232.8           $224.2           $189.0         $198.4

Revenues-Quarterly:                               $438.8              $408.6           $436.0            $445.7         $417.6

Pre-Tax Operating Income*

Revenues-Tr. 4 Quarters:                 $1,772.0         $1,736.6      $1,714.8       $1,729.1   $1,707.9

($ millions)

Q1 2006
60.3%
Q2 2006
56.9%
Q3 2006
66.8%
Q4 2006
64.1%
Q1 2007
66.9%

Benefit Ratio* –

Medicare Supplement

CIG

Benefit ratios in Q1 and Q2
2006 benefited from release of
policy benefit reserves related
to increase in policyholder
lapses

Persistency has improved

Trailing 4 Quarter Avg.:      60.8%            59.3%          60.6%           61.9%           63.6%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q1 2006
45.9%
Q2 2006
48.2%
Q3 2006
41.2%
Q4 2006
52.5%
Q1 2007
20.4%

Interest-Adjusted Benefit Ratio* –

Specified Disease

CIG

Q1 2007 reflected paid claims
as expected

Persistency has improved

$19.3 million release of return
of premium reserve

Trailing 4 Quarter Avg.:      45.4%          46.7%            45.9%           47.0%           40.6%

Qtrly. non-int. adjusted:      77.5%          79.9%            73.6%           84.9%           53.2%

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Q1 Earnings

Colonial Penn

Q1 2006

Q1 2007

Insurance policy income

$26.4

$29.3

Net investment income

9.7

9.5

Fee revenue and other income

0.1

0.2

    Total revenues

36.2

39.0

Insurance policy benefits

22.8

25.6

Amounts added to policyholder account balances

0.3

0.3

Amortization related to operations

4.2

4.8

Other operating costs and expenses

3.8

3.7

    Total benefits and expenses

31.1

34.4

    Income before net realized investment losses and income taxes

$5.1

$4.6

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q1 2007 Return on Equity (before realized investment gains/(losses): 8.7%

($ millions)

Q1 2006
$5.1
Q2 2006
$6.5
Q3 2006
$4.6
Q4 2006
$5.4
Q1 2007
$4.6

Segment Performance

Colonial Penn

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q1 07 sales up 24% vs Q1 06

Strong growth in lead
development

Solid growth in re-activation
campaigns

Continued stable earnings

PTOI-Trailing 4 Quarters:                $19.0               $20.3                $19.5              $21.6              $21.1

Revenues-Quarterly:                           $36.2                $34.9                $38.4              $41.4              $39.0

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $143.4           $145.9           $147.9            $150.9          $153.7

($ millions)

Sale of Older CIG Annuity Block:

Transaction Summary

100% coinsurance agreement

134,000 policies, 77% of CIG deferred annuity account value

Policies sold in ’80s and ’90s

Relatively low ROE due to number of admin systems and
inefficient expense structure

Transaction eliminates four admin systems entirely, and all
annuities from two other systems

Expected to close in 2007

Requires approvals from Illinois, Indiana, California, Texas and Wisconsin

Sale of Older CIG Annuity Block:

Financial Impact

Ceding commission of approximately $76.5 million plus capital backing block of $175 million available to enhance Conseco’s return on equity:

Repurchase of Conseco common stock

Invest in other high-ROE products and businesses

GAAP carrying value in excess of ceding commission will
generate an after-tax GAAP loss of approximately $65 million, plus the block’s earnings between the effective date and the close of the transaction

We realized $8.7 million of these charges in Q1 2007, related to impairment losses on assets that are expected to be
transferred at closing and are in an unrealized loss position at
March 31, 2007

CNO Summary

Steady growth in core businesses

Improvements in earnings run-rate by yearend:

$40 million due to better LTC claims management

$35 million in re-rates

$25 million in operational efficiencies

Increase in share buyback program

Performance shares align interests of shareholders and
management

Payment on 60% of performance shares based on 2007-2009 total return to shareholders vs peer group

Payment on 40% of performance shares based on 2009 operating return on equity vs target of 11%

Questions and Answers

Appendix

$6.0
$24.8
$32.1
$24.5
$20.8
$23.2
$17.8
$25.3
$11.6
$22.2

Premiums –

Medicare Supplement/PDP/PFFS

Bankers

(in millions)

Strong sales driven by
PFFS

Q1 2006

$30.8

Q2 2006

$56.6

Q3 2006

$44.0

Q4 2006

$43.1

Q1 2007

$45.3

PDP

Med Supp

PFFS

Medicare Supplement  – First-Year Premiums

Med. Supp. First-Year Prems.-Tr. 4 Qtrs:               $81.2               $88.1             $93.1              $97.8             $106.7

Med. Supp. Total Premiums-Quarterly:                   $168.5           $156.7          $146.7            $157.2          $178.5

Med. Supp. NAP-Quarterly:                                               $20.7                  $18.4             $15.3              $18.4               $14.7

Med. Supp. NAP-Trailing 4 Quarters:                         $75.3                $76.7            $76.2               $72.8              $66.8

$11.5

$4.3

$0.5

$0.7

$8.2

$32.8

PDP NAP-Quarterly:

$46.8

-

-

-

-

PFFS NAP-Quarterly:

Q1 2006
$14.2
Q2 2006
$13.1
Q3 2006
$12.0
Q4 2006
$11.9
Q1 2007
$11.6

Premiums –

Long-Term Care

Bankers

($ millions)

Steady decline in first-year
premiums over the past five
quarters

New sales are meeting our
return objectives

First-Year Prems.-Tr. 4 Qtrs:         $62.5             $58.5               $54.6               $51.2            $48.6

Total Premiums-Quarterly:            $145.7           $151.5           $145.0            $150.2         $158.2

Long-Term Care  – First-Year Premiums

NAP-Quarterly:                                        $11.4                $12.7               $12.5              $11.0             $11.7

NAP-Trailing 4 Quarters:                 $57.1                $52.5              $50.4              $47.6             $47.9

Q1 2006
$20.7
Q2 2006
$23.3
Q3 2006
$24.4
Q4 2006
$21.9
Q1 2007
$21.4

Premiums –

Life Insurance

Bankers

($ millions)

Growth driven by:

Continued focus on new agent
training

Expanded advanced life
insurance training for veteran
agents

Q1 2007 NAP up 17% vs. Q1
2006

First-Year Prems.-Tr. 4 Qtrs:              $84.2               $88.4              $90.4               $90.3            $91.0

Total Premiums-Quarterly:                   $43.2                $46.6              $47.8               $46.6            $48.1

Life – First-Year Premiums

NAP-Quarterly:                                             $10.9                  $11.1                $12.9            $11.4              $12.7

NAP-Trailing 4 Quarters:                       $42.9                $42.8              $44.7            $46.3              $48.1

Q1 2006
$232.5
Q2 2006
$237.3
Q3 2006
$277.3
Q4 2006
$247.5
Q1 2007
$211.4

Premiums –

Annuity

Bankers

($ millions)

Trailing four quarters first-
year premiums up slightly
from comparable prior-year
period

First-Year Prems.-Tr. 4 Qtrs:            $960.5          $960.1         $1,010.7        $994.6          $973.5

Total Premiums-Quarterly:                 $233.4           $238.3           $278.2           $247.6          $212.2

Annuity – First-Year Premiums

Q1 2006
$8.3
Q2 2006
$7.9
Q3 2006
$6.5
Q4 2006
$7.9
Q1 2007
$6.6

Premiums -

Medicare Supplement

CIG

($ millions)

Decline in sales expected to
turn around with new
national distribution
agreement

First-Year Prems.-Tr. 4 Qtrs:     $21.0             $25.6              $28.0              $30.6              $28.9

Total Premiums-Quarterly:          $65.9              $61.9              $54.6            $61.8              $59.8

Medicare Supplement  – First-Year Premiums

NAP-Quarterly:                                    $10.5                 $9.0                  $6.2                 $6.4                 $4.9

NAP-Trailing 4 Quarters:             $29.5               $34.3                $33.9            $32.1              $26.5

Q1 2006
$7.2
Q2 2006
$7.0
Q3 2006
$6.8
Q4 2006
$7.1
Q1 2007
$7.3

Premiums –

Specified Disease

CIG

($ millions)

Sales continue to gain
momentum from refocus of
PMA and introduction of new
Cancer Secure product

26% increase in NAP vs Q1
2006

First-Year Prems.-Tr. 4 Qtrs:         $29.7            $28.8             $28.4                $28.1            $28.2

Total Premiums-Quarterly:             $91.4             $88.8              $88.1               $89.4            $92.1

Specified Disease  – First-Year Premiums

NAP-Quarterly:                                         $6.2                  $7.3                  $7.7                  $8.6               $7.8

NAP-Trailing 4 Quarters:                 $29.5              $27.9              $28.5              $29.8             $31.4

Q1 2006
$1.7
Q2 2006
$1.7
Q3 2006
$1.7
Q4 2006
$1.6
Q1 2007
$1.2

Premiums –

Life Insurance

CIG

($ millions)

In process of rebuilding life
portfolio with new indexed UL
products being introduced in
late 2007

Worksite beginning to contribute
to life sales

First-Year Prems.-Tr. 4 Qtrs:          $7.1                  $6.7                $6.7                   $6.7                 $6.2

Total Premiums-Quarterly:             $84.1               $78.3            $78.3               $73.9              $77.2

Life – First-Year Premiums

NAP-Quarterly:                                         $1.7                  $1.1                  $1.0                  $1.8                 $0.9

NAP-Trailing 4 Quarters:                   $6.5                 $6.5                 $6.0                  $5.6                 $4.8

Q1 2006
$31.6
Q2 2006
$87.0
Q3 2006
$178.8
Q4 2006
$118.1
Q1 2007
$116.3

Premiums –

Annuity

CIG

($ millions)

268% increase in first-year
premiums vs Q1 2006

Significant contribution from
our national partners and
TSA business

First-Year Prems.-Tr. 4 Qtrs:       $153.3           $218.6         $358.1            $415.5          $500.2

Total Premiums-Quarterly:             $36.2               $92.4           $182.8           $121.9           $120.1

Annuity – First-Year Premiums

Q1 2006
$5.5
Q2 2006
$5.7
Q3 2006
$5.8
Q4 2006
$5.9
Q1 2007
$6.7

Premiums –

Life Insurance

Colonial Penn

($ millions)

Growth driven by:

Expanded lead generation

Refocused attention to national
cable segment

Refreshed commercials

Natural growth in direct mail
programs

First-Year Prems.-Tr. 4 Qtrs:         $20.2             $21.2               $22.0               $22.9            $24.1

Total Premiums-Quarterly:             $23.4               $21.6                $25.4              $26.8            $26.7

Life – First-Year Premiums

NAP-Quarterly:                                           $8.4                  $9.1                  $8.3                  $7.5              $10.4

NAP-Trailing 4 Quarters:                   $30.4              $32.2              $33.0              $33.3             $35.3

Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Also refer to our latest Form 10-K and Form 10-Q for information concerning non-
GAAP measures.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the Company’s underlying fundamentals.

In addition, our results for Q2 2006 were affected by an unusual and significant charge related to a tentative litigation settlement.  Management does not believe that a similar charge is likely to recur within two years, and there were no similar charges recognized within the prior two years.
Management believes an analysis of operating earnings before this charge is important to evaluate the performance of the Company prior to the effect of this unusual and significant charge.

■

Q1 2006
$24.56
Q2 2006
$25.84
Q3 2006
$25.81
Q4 2006
$25.64
Q1 2007
$25.24

Book Value Per Diluted Share*

CNO

*Book value excludes accumulated other comprehensive income (loss). Shares outstanding assumes:

(1) conversion of convertible securities; and (2) the exercise of outstanding stock options and vesting of restricted stock (each calculated using the treasury stock method). See Appendix for corresponding GAAP measure.

Decrease from Q4 2006
primarily due to additional
shares included for
mandatorily convertible
preferred stock

Q1 2006
15.2%
Q2 2006
14.5%
Q3 2006
14.4%
Q4 2006
17.3%
Q1 2007
17.3%

CNO

Debt to Total Capital Ratio*

Level of debt remains flat
with Q4 2006

*Excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.

Q1 2006
348%
Q2 2006
331%
Q3 2006
324%
Q4 2006
357%
Q1 2007
342%

Consolidated RBC Ratio*

CNO

Decrease primarily due to
increase in required capital
on CIG annuity block

*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.

Q1 2006
$350.3
Q2 2006
$356.5
Q3 2006
$359.5
Q4 2006
$364.3
Q1 2007
$376.8

Net Investment Income

CNO

($ millions)

Increase from Q4 2006 due to
increase in prepayment
income and higher portfolio
yield

Net investment income from the prepayment of securities:                       $1.2                 $5.3                $0.5                $1.0               $5.0

General Account Investment Income,

Excluding Corporate Segment

5.83%

5.72%

5.72%

5.71%

5.64%

Yield:

BB+
and below
7%
BBB-
6%
AAA
32%
BBB
13%
BBB+
10%
AA
7%
A
25%

High-Quality Assets

CNO

Portfolio quality remains high
and has not significantly
changed since year-end 2006

Actively Managed Fixed Maturities by Rating at
3/31/07 (Market Value)

3/31/07

93%

12/31/06

93%

9/30/06

95%

6/30/06

95%

3/31/06

95%

% of Bonds which are Investment Grade:

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to the net operating income, excluding Q2 2006 charge related to tentative litigation settlement (and related per share amounts) is as follows (dollars in millions, except per share amounts):

Q1 06

Q2 06

Q3 06

Q4 06

Q1 07

Net income (loss) applicable to common stock

55.1

$

(31.8)

$

38.9

$

(3.7)

$

0.9

$

Net realized investment losses, net of related

amortization and taxes

0.7

0.1

13.9

9.4

13.7

Net operating income (loss) (a non-GAAP

financial measure)

55.8

(31.7)

52.8

5.7

14.6

2Q2006 charge related to the tentative litigation

settlement, net of taxes

-

102.1

-

-

-

Net operating income before Q2 2006 charge related

to the tentative litigation settlement

(a non-GAAP financial measure)

55.8

$

70.4

$

52.8

$

5.7

$

14.6

$

Per diluted share:

Net income (loss)

0.35

$

(0.21)

$

0.26

$

(0.02)

$

0.01

$

Net realized investment losses, net of related

amortization and taxes

0.01

-

0.09

0.06

0.09

Net operating income (loss) (a non-GAAP

financial measure)

0.36

(0.21)

0.35

0.04

0.10

Q2 2006 charge related to the tentative litigation

settlement, net of taxes

-

0.67

-

-

-

Net operating income before Q2 2006 charge related

to the tentative litigation settlement

(a non-GAAP financial measure)

0.36

$

0.46

$

0.35

$

0.04

$

0.10

$

Information Related to Certain Non-GAAP Financial Measures

Book value, excluding accumulated other comprehensive income, per diluted share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation from book value per diluted share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

Q1 06

Q2 06

Q3 06

Q4 06

Q1 07

Total shareholders' equity

4,283.3

$

4,296.6

$

4,712.7

$

4,713.1

$

4,724.0

$

Less accumulated other comprehensive income (loss)

(224.2)

(445.6)

(71.8)

(72.6)

(41.8)

Total shareholders' equity excluding

accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

4,507.5

$

4,742.2

$

4,784.5

$

4,785.7

$

4,765.8

$

Diluted shares outstanding for the period

183,532,954

183,554,073

185,354,251

186,665,776

188,784,663

Book value per diluted share

23.34

$

23.41

$

25.43

$

25.25

$

25.02

$

Less accumulated other comprehensive income (loss)

(1.22)

(2.43)

(0.38)

(0.39)

(0.22)

Book value, excluding accumulated other

comprehensive income (loss), per diluted share

(a non-GAAP financial measure)

24.56

$

25.84

$

25.81

$

25.64

$

25.24

$

Information Related to Certain Non-GAAP Financial Measures

Operating return measures

Management believes that an analysis of return before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the
Company’s underlying fundamentals.

In addition, our return for Q2 2006 was affected by an unusual and significant charge related to a tentative litigation settlement.  Management does not believe that a similar charge is likely to recur within two years, and there were no similar charges recognized within the prior two years.
Management believes an analysis of return before this charge is important to evaluate the performance of the Company prior to the effect of this unusual and significant charge.

This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss).  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets).  In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid).  Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period.  Equity in all periods assumes the conversion of our 5.5% Class B Mandatorily Convertible Preferred Stock (which will occur in May
2007).  In addition, the Company plans to change the way compensation for its executives is determined in the future.  Operating return measures will be the primary manner of measuring the performance of our business units and will be used as a basis for incentive compensation.

All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level.  Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of return on common equity to operating return (less Q2 2006 charge related to the tentative litigation settlement) on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

(continued on next page)

Q1 06

Q2 06

Q3 06

Q4 06

Q1 07

Net income (loss) applicable to common stock

55.1

$

(31.8)

$

38.9

$

(3.7)

$

0.9

$

Net realized investment (gains) losses, net of related

amortization and taxes

0.7

0.1

13.9

9.4

13.7

Net operating income (loss) (a non-GAAP

financial measure)

55.8

(31.7)

52.8

5.7

14.6

Q2 2006 charge related to the tentative litigation

settlement, net of taxes

-

102.1

-

-

-

Add preferred stock dividends, assuming conversion

9.5

9.5

9.5

9.5

9.5

Net operating income before Q2 2006 charge related

to the tentative litigation settlement

(a non-GAAP financial measure)

65.3

$

79.9

$

62.3

$

15.2

$

24.1

$

Total shareholders' equity

4,283.3

$

4,296.6

$

4,712.7

$

4,713.1

$

4,724.0

$

Less preferred stock

667.8

667.8

667.8

667.8

667.8

Common shareholders' equity

3,615.5

3,628.8

4,044.9

4,045.3

4,056.2

Add preferred stock, assuming conversion

667.8

667.8

667.8

667.8

667.8

Less accumulated other comprehensive income (loss)

(224.2)

(445.6)

(71.8)

(72.6)

(41.8)

Common shareholder's equity, excluding accumulated

other comprehensive income (loss) (a non-GAAP

financial measure)

4,507.5

4,742.2

4,784.5

4,785.7

4,765.8

Less net operating loss carryforwards

1,112.1

1,346.6

1,346.7

1,340.0

1,334.1

Common shareholders' equity, excluding accumulated

other comprehensive income (loss) and net operating

loss carryforwards (a non-GAAP financial measure)

3,395.4

$

3,395.6

$

3,437.8

$

3,445.7

$

3,431.7

$

Information Related to Certain Non-GAAP Financial Measures

(continued from previous page)

Q1 06

Q2 06

Q3 06

Q4 06

Q1 07

Average common shareholders' equity

3,733.8

3,622.2

3,836.9

4,045.1

4,050.8

Average common shareholder's equity, excluding accumulated

other comprehensive income (loss)

(a non-GAAP financial measure)

4,477.8

4,624.9

4,763.4

4,785.1

4,775.8

Average common shareholders' equity, excluding

accumulated other comprehensive income

(loss) and net operating loss carryforwards

(a non-GAAP financial measure)

3,362.6

3,395.5

3,416.7

3,441.8

3,438.7

Return on equity ratios:

Return on common equity

5.9%

-3.5%

4.1%

-0.4%

0.1%

Operating return (less Q2 2006 charge related to the

tentative litigation settlement) on

common equity, excluding accumulated

other comprehensive income (loss)

(a non-GAAP financial measure)

5.8%

6.9%

5.2%

1.3%

2.0%

Operating return (less Q2 2006 charge related to the

tentative litigation settlement) on common

equity, excluding accumulated other

comprehensive income (loss) and

net operating loss carryforwards

(a non-GAAP financial measure)

7.8%

9.4%

7.3%

1.8%

2.8%

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the three months ended March 31, 2007, is as follows (dollars in millions):

(Continued on next page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Pretax operating earnings (a non-GAAP financial measure)

51.5

$

42.8

$

4.6

$

(30.9)

$

(30.8)

$

37.2

$

Allocation of interest expense, excess capital and corporate expenses

(16.2)

(13.4)

(1.0)

(2.9)

33.5

-

Income tax (expense) benefit

(12.5)

(10.4)

(1.3)

11.9

(0.8)

(13.1)

Segment operating income (loss)

22.8

$

19.0

$

2.3

$

(21.9)

$

1.9

$

24.1

Net realized investment losses, net of related amortization and taxes

(13.7)

Net income

10.4

$

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss) and less income tax assets and assuming conversion of the convertible preferred stock (a non-GAAP financial measure) to common shareholders’ equity is as follows (dollars in millions):

(Continued on next page)

(Continued from previous page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

December 31, 2006

Common shareholders' equity, excluding accumulated

other comprehensive income (loss) and less income tax

assets representing net operating loss carryforwards

and assuming conversion of convertible preferred stock

(a non-GAAP financial measure)

1,546.5

$

1,274.3

$

103.6

$

290.3

$

231.0

$

3,445.7

$

Net operating loss carryforwards

1,340.0

-

-

-

-

1,340.0

Accumulated other comprehensive income (loss)

(25.6)

(41.6)

(1.2)

(7.3)

3.1

(72.6)

Allocation of capital

515.5

424.8

34.6

96.8

(1,071.7)

-

Total shareholders' equity

3,376.4

$

1,657.5

$

137.0

$

379.8

$

(837.6)

$

4,713.1

Less preferred stock

667.8

Common shareholders' equity

4,045.3

$

March 31, 2007

Common shareholders' equity, excluding accumulated

other comprehensive income (loss) and less income tax

assets representing net operating loss carryforwards

and assuming conversion of convertible preferred stock

(a non-GAAP financial measure)

1,568.1

$

1,290.8

$

105.7

$

275.3

$

191.8

$

3,431.7

$

Net operating loss carryforwards

1,334.1

1,334.1

Accumulated other comprehensive income (loss)

(8.1)

(30.7)

(0.2)

(7.8)

5.0

(41.8)

Allocation of capital

522.7

430.3

35.3

91.7

(1,080.0)

-

Total shareholders' equity

3,416.8

$

1,690.4

$

140.8

$

359.2

$

(883.2)

$

4,724.0

Less preferred stock

667.8

Common shareholders' equity

4,056.2

$

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss) and less income tax assets and assuming conversion of the convertible preferred stock (a non-GAAP financial measure) to average common shareholders’ equity at March
31, 2007, is as follows (dollars in millions):

(Continued from previous page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Average common shareholders' equity, excluding accumulated

other comprehensive income (loss) and less income tax

assets representing net operating loss carryforwards

and assuming conversion of convertible preferred stock

(a non-GAAP financial measure)

1,557.3

$

1,282.6

$

104.7

$

282.8

$

211.3

$

3,438.7

$

Average net operating loss carryforwards

1,337.1

Average accumulated other comprehensive income (loss)

(57.2)

Average total shareholders' equity

4,718.6

Average preferred stock

667.8

Average common shareholders' equity

4,050.8

Return on equity ratios:

Return on equity

1.0%

Operating return on equity, excluding accumulated other

comprehensive income (loss) and less income tax

assets representing net operating loss carryforwards

and assuming conversion of convertible preferred stock

(a non-GAAP financial measure)

5.9%

5.9%

8.7%

-31.1%

3.5%

2.8%

Information Related to Certain Non-GAAP Financial Measures

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive income (loss), is as follows (dollars in millions):

Q1 06

Q2 06

Q3 06

Q4 06

Q1 07

Corporate notes payable

805.3

$

805.5

$

805.6

$

1,000.8

$

999.3

$

Total shareholders' equity

4,283.3

4,296.6

4,712.7

4,713.1

4,724.0

Total capital

5,088.6

5,102.1

5,518.3

5,713.9

5,723.3

Less accumulated other comprehensive income (loss)

224.2

445.6

71.8

72.6

41.8

Total capital, excluding accumulated other

comprehensive income (loss)

(a non-GAAP financial measure)

5,312.8

$

5,547.7

$

5,590.1

$

5,786.5

$

5,765.1

$

Corporate notes payable to capital ratios:

Corporate debt to total capital

15.8%

15.8%

14.6%

17.5%

17.5%

Corporate debt to total capital, excluding accum-

ulated other comprehensive income (loss)

(a non-GAAP financial measure)

15.2%

14.5%

14.4%

17.3%

17.3%